UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

October 10, 2025

Date of Report (Date of earliest event reported)

NEW ERA ENERGY & DIGITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-42433	99-3749880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4501 Santa Rosa Dr. Midland, TX	79707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 695-6997

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NUAI	The Nasdaq Stock Market LLC
Warrants	NUAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, New Era Energy & Digital, Inc. (the “Company”) was notified by The Nasdaq Stock Market LLC (“Nasdaq”) that it was out of compliance with Nasdaq Listing Rule 5450(b)(2)(A), which requires that the company maintain a market value of listed securities of at least $50 million. The Company did not originally regain compliance within the applicable timeframe to cure such deficiency and had scheduled an appeal of its delisting with a Hearings Panel for October 16, 2025.

On October 10, 2025, Nasdaq notified (the “Notice”) the Company that it had cured the deficiency under Listing Rule 5450(b)(2)(A), and the Company is in compliance with all applicable continued listing standards.

Therefore, the scheduled hearing before the Hearings Panel on October 16, 2025, has been cancelled and the Company’s securities will continue to be listed and traded on The Nasdaq Stock Market.

Item 7.01 Regulation FD

On October 10, 2025, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description
99.1	Press release dated October 10, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2025

NEW ERA ENERGY & DIGITAL, INC.

By:	/s/ E. Will Gray II
Name:	E. Will Gray II
Title:	Chief Executive Officer

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